                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 3.17

                                 *200617300956*

DATE:        DOCUMENT ID    DESCRIPTION                            FILING   EXPED   PENALTY   CERT   COPY
-----        -----------    -----------                            ------   -----   -------   ----   ----
06/22/2006   200617300956   DOMESTIC ARTICLES/FOR PROFIT (ARF)     125 00     00         00     00     00

                                     RECEIPT
                 This is not a bill Please do not remit payment

BURKEY, BURKEY & SCHER, CO., LPA
CHESTNUT PROFESSIONAL OFFICES
200 CHESTNUT AVENUE NE
WARREN, OH 44483

                                  STATE OF OHIO
                                   CERTIFICATE
                  OHIO SECRETARY OF STATE, J. KENNETH BLACKWELL

                                     1631233

    It is hereby certified that the Secretary of State of Ohio has custody of the business records for

                         TITAN TIRE CORPORATION OF BRYAN

        and, that said business records show the filing and recording of:

Document(s):                   Document No(s):
DOMESTIC ARTICLES/FOR PROFIT   200617300956

                                        Witness my hand and the seal of the
                                        Secretary of State at Columbus, Ohio
                                        this 21st day of June, A.D. 2006.

             (SEAL)
                                        /s/ J. Kenneth Blackwell
    United States of America            ----------------------------------------
          State of Ohio                 Ohio Secretary of State
Office of the Secretary of State

            (SEAL)                    Prescribed by J. Kenneth Blackwell       Expedite this Form: (Select One)
                                            Ohio Secretary of State            Mail Form to one of the Following
                                         Central Ohio: (614) 466-3910          [ ] Yes   PO Box 1390
                                  Toll Free: 1-877-SOS-FILE (1-877-767-3453)             Columbus, OH 43216

                                                                                  *** Requires an additional fee of $100 ***
www.state.oh.us/sos
e-mail: busserv@sos.state.oh.us                                                [ ] No    PO Box 670
                                                                                         Columbus, OH 43216


                        INITIAL ARTICLES OF INCORPORATION
                       (For Domestic Profit or Non-Profit)
                               Filing Fee $125.00

THE UNDERSIGNED HEREBY STATES THE FOLLOWING:

(CHECK ONLY ONE (1) BOX)

(1) [X] Articles of Incorporation   (2) [ ] Articles of Incorporation   (3) [ ] Articles of Incorporation Professional
        Profit                              Non-Profit                          (170-ARP)

            (113-ARF)                           (114-ARN)                       Profession
             ORC 1701                            ORC 1702                       ORC 1785

Complete the general Information in this section for the box checked above.

FIRST:    Name of Corporation   Titan Tire Corporation of Bryan

SECOND:   Location    Bryan   Williams
                     (City)   (County)

Effective Date (Optional)   ____________   Date specified can be no more than 90
                            (mm/dd/yyyy)   days after date of filing. If a date
                                           is specified, the date must be a date
                                           on or after the date of filing.

[ ]  Check here if additional provisions are attached

Complete the information in this section if box (2) or (3) is checked.
Completing this section is optional if box (1) is checked.

THIRD:    Purpose for which corporation is formed

          Manufacturer of tires.

Complete the information in this section if box (1) or (3) is checked.

FOURTH: The number of shares which the corporation is authorized to have outstanding (Please state if shares are common or preferred and their par value
if any)        1000         Common      $1.00
          (No. of Shares)   (Type)   (Par Value)

(Refer to instructions if needed)


532                           Page 1 of 3                 Last Revised: May 2002

Completing the Information in this section is optional

FIFTH: The following are the names and addresses of the Individuals who are to serve as initial Directors

Maurice M. Taylor, Jr.
(Name)

2701 Spruce Street
(Street) NOTE: P.O. Box Addresses are NOT acceptable.

Quincy      IL        62301
(City)   (State)   (Zip Code)

Kent W. Hackamack
(Name)

2701 Spruce Street
(Street) NOTE: P.O. Box Addresses are NOT acceptable.

Quincy      IL        62301
(City)   (State)   (Zip Code)

______________________________________________________
(Name)

______________________________________________________
(Street)   NOTE: P.O. BOX ADDRESSES ARE NOT ACCEPTABLE.

______   _________   ___________
(City)    (State)     (Zip Code)

        REQUIRED


Must be authenticated       /s/ Cheri T. Holley                   5/31/06
(signed) by an authorized   -----------------------------------   Date
representative              Authorized Representative
   (See Instructions)       Cheri T. Holley
                            (Print Name)

                            2701 Spruce Street
                            Quincy, IL 62301


                            -----------------------------------   --------------
                            Authorized Representative             Date

                            -----------------------------------
                            (Print Name)

                            -----------------------------------

                            -----------------------------------

                            -----------------------------------   --------------
                            Authorized Representative             Date

                            -----------------------------------
                            (Print Name)

                            -----------------------------------

                            -----------------------------------


532                               Page 2 of 3             Last Revised: May 2002

Complete the information in this section if box (1) (2) or (3) is checked.

                    ORIGINAL APPOINTMENT OF STATUTORY AGENT

The undersigned, being at least a majority of the incorporators of Titan Tire Corporation of Bryan hereby appoint the following to be statutory agent upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served. The complete address of the agent is

James Scher, Esq.
(Name)

200 Chestnut Place 200 Chestnut Ave., N.E.
(Street)   NOTE: P.O. Box Addresses are NOT acceptable.

Warren Ohio     44483
(City)        (Zip Code)


Must be authenticated by    /s/ Cheri T. Holley                5/31/06
an authorized               --------------------------------   Date
representative              Authorized Representative


                            --------------------------------   -----------------
                            Authorized Representative          Date


                            --------------------------------   -----------------
                            Authorized Representative          Date

                           ACCEPTANCE OF APPOINTMENT

The Undersigned, James Scher, Esq., named herein as the Statutory agent for, Titan Tire Corporation of Bryan, hereby acknowledges and accepts the appointment of statutory agent for said entity.


                            Signature: /s/ James Scher, Esq.
                                       ----------------------------------
                                       (Statutory Agent)


532                               Page 3 of 3             Last Revised: May 2002